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                                                                    EXHIBIT 23.0
                                           Consent of PricewaterhouseCoopers LLP


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-23239, No. 333-38679 and No. 333-68085) and
on Form S-8 (File No. 333- ______, No. 333-______, and No. 333-______) of Gothic
Energy Corporation of our report dated February 21, 2000, relating to the financial statements, which appears in the Annual Report to Shareholders on Form 10-KSB.



PricewaterhouseCoopers LLP


Tulsa, Oklahoma
March 28, 2000